UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 4, 2006

                            SILVERSTAR HOLDINGS, LTD.
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               (Exact Name of Registrant as Specified in Charter)

           Bermuda                    0-27494                        N/A
           -------                    -------                        ---
(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)              File No.)               Identification No.)


            Clarendon House, Church Street, Hamilton, HM CX, Bermuda
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (441) 295-1422


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 7.01  REGULATION FD DISCLOSURE

         On April 4, 2006, Strategy First Inc., a wholly owned subsidiary of Silverstar Holdings Ltd. (the "Registrant"), announced that it had acquired all of the intellectual property assets of Malfador Machinations of Santa Rosa, California. A copy of the Registrant's press release is attached hereto as
Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         Exhibit Number    Description
         --------------    -----------

         99.1              Press release of the Registrant dated April 4, 2006.

                                   SIGNATURES

         Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 5, 2006

                                     SILVERSTAR HOLDINGS, LTD.


                                     By: /s/ Clive Kabatznik
                                         --------------------------------------
                                         Name:    Clive Kabatznik
                                         Title:   Chief Executive Officer